UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                                 Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LEAPFROG ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

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Date Filed:

LeapFrog Enterprises, Inc. 6401 Hollis Street, Emeryville, California 94608

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS to be held on August 26, 2009

Dear Stockholder,

You are cordially invited to attend a special meeting of stockholders of LeapFrog Enterprises, Inc., a Delaware corporation. The special meeting will be held on Wednesday, August 26, 2009 at 9:00 a.m. local time at our headquarters located at 6401 Hollis Street, Emeryville, California for the following purposes:

The meeting has been called for the following purposes:

(1)	to approve the Option Exchange Program.

(2)	to approve the amendment to the 2002 Equity Incentive Plan to increase from 2,000,000 to 3,500,000 the limitation on the maximum number of shares subject to awards that may be granted to an individual under the plan in any one year.

The board of directors recommends a vote “FOR” Items 1 and 2.

Stockholders are cordially invited to attend the special meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: http://www.cstproxy.com/leapfrog/specialmeeting2009	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

LeapFrog Enterprises, Inc.

6401 Hollis Street, Emeryville,

California 94608

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on August 26, 2009. This proxy statement is available at http://www.cstproxy.com/leapfrog/specialmeeting2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 8, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/leapfrog/specialmeeting2009

•      the Company’s 2009 Special Meeting Proxy Statement (including all attachments thereto)

•      the Proxy Card

•      any amendments to the foregoing materials that are required to be furnished to stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/leapfrog/specialmeeting2009

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.